Exhibit 99.3

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2012 (UNAUDITED) AND DECEMBER 31, 2011

	September 30, 2012 (unaudited)	December 31, 2011

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$52,742,243	$52,697,614
Building and building improvements	177,849,063	177,702,655
Furniture, fixtures, and equipment	26,199,441	24,925,552
Construction in progress	99,966	13,395

Total property and equipment	256,890,713	255,339,216

Less accumulated depreciation	(76,109,137)	(71,247,423)

Property and equipment — net	180,781,576	184,091,793

CASH AND CASH EQUIVALENTS	17,092,190	13,851,483

RESTRICTED CASH	1,108,262	958,708

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $332,701 and $258,998 in 2012 and 2011, respectively	1,128,024	1,002,962

PREPAID EXPENSES AND OTHER ASSETS	494,261	269,086

DEFERRED FINANCING COSTS — Net of accumulated amortization of $4,161,941 and $3,661,597 in 2012 and 2011, respectively	811,887	1,312,231

TOTAL	$201,416,200	$201,486,263

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Notes payable, net of discount	$256,413,194	$259,266,094
Accounts payable and accrued expenses	2,974,285	2,948,320
Payable to affiliates — net	3,278,566	2,132,660
Security and reservation deposits	3,000	3,500
Accrued interest	1,091,272	1,133,621
Deferred revenue	3,660,416	4,796,332

Total liabilities	267,420,733	270,280,527

MEMBERS’ DEFICIT	(66,004,533)	(68,794,264)

TOTAL	$201,416,200	$201,486,263

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011 (UNAUDITED)

	2012	2011

OPERATING REVENUE:
Resident fees	$73,469,991	$68,520,735
Other income	277,209	459,247

Total operating revenue	73,747,200	68,979,982

OPERATING EXPENSES:
Labor	28,653,513	27,811,741
Depreciation	4,861,714	4,807,305
Management fees to affiliate	5,578,681	5,852,243
General and administrative	3,257,410	3,284,942
Taxes and license fees	2,303,387	2,243,860
Food	2,269,218	2,178,233
Utilities	2,069,044	2,188,159
Repairs and maintenance	1,950,608	1,706,526
Insurance	1,827,606	1,824,107
Advertising and marketing	968,603	994,678
Ancillary expenses	601,317	559,861
Bad debt	126,121	168,664

Total operating expenses	54,467,222	53,620,319

INCOME FROM OPERATIONS	19,279,978	15,359,663

OTHER EXPENSE:
Amortization of financing costs	500,344	500,343
Interest expense	11,657,323	11,795,807

Total other expense	12,157,667	12,296,150

NET INCOME	$7,122,311	$3,063,513

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENT OF CHANGES IN MEMBERS’ DEFICIT

FOR THE PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)

	Sunrise Senior Living Investment Inc.	HVP Sun Investor, LLC	HVP Sun Investor II	Total
MEMEBRS’ DEFICIT — December 31, 2011	$(16,876,781)	$(40,625,121)	$(11,292,362)	$(68,794,264)

Distributions	(976,193)	(1,662,622)	(1,693,765)	(4,332,580)

Net income	2,166,746	3,647,441	1,308,124	7,122,311

MEMEBRS’ DEFICIT — September 30, 2012	$(15,686,228)	$(38,640,302)	$(11,678,003)	$(66,004,533)

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011 (UNAUDITED)

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,122,311	$3,063,513
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,861,714	4,807,305
Amortization of financing costs	500,344	500,343
Provision for bad debts	126,121	168,664
Changes in assets and liabilities:
Accounts receivable	(251,183)	(265,414)
Prepaid expenses and other assets	(225,175)	(127,793)
Accounts payable and accrued expenses	25,966	331,888
Deferred revenue	(1,135,916)	136,245
Payable to affiliates - net	1,145,906	71,193
Security and reservation deposits	(500)	(8,650)
Accrued interest	(42,349)	(42,221)

Net cash provided by operating activities	12,127,239	8,635,073

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,551,498)	(713,506)
Change in restricted cash	(149,554)	(103,742)

Net cash used in investing activities	(1,701,052)	(817,248)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(4,332,580)	(5,038,448)
Repayments of notes payable	(2,852,900)	(2,715,713)

Net cash used in financing activities	(7,185,480)	(7,754,161)

NET INCREASE IN CASH AND CASH EQUIVALENTS	3,240,707	63,664

CASH AND CASH EQUIVALENTS — Beginning of year	13,851,483	11,194,120

CASH AND CASH EQUIVALENTS — End of period	$17,092,190	$11,257,784

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,
SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2012 AND
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011 (UNAUDITED)

1.                      ORGANIZATION AND PRESENTATION

Organization —Metropolitan Senior Housing, LLC (“MSH”) and MSH Operating, LLC (“MSH Op”), collectively (the “MSH Companies”) were each formed under the laws of the State of Delaware on June 29, 2000.  MSH shall terminate on December 31, 2025, unless substantially all of its assets are sold or the members elect to dissolve MSH prior to that time.  MSH Op shall continue in perpetuity unless substantially all of its assets are sold or the member elects to dissolve MSH Op.   As of December 31, 2011, MSH was owned 75% by HVP Sun Investor, LLC (“HVP”) and 25% by Sunrise Senior Living Investment Inc. (“SSLII”), a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”), and MSH Op was owned 100% by HVP.

Sunrise HBLR, LLC (“HBLR”) (formerly known as Sun Gem, LLC) and HBLR Operating, LLC (“HBLR Op”), collectively (the “HBLR Companies”) were each formed under the laws of the state of Delaware on September 27, 2004 and March 22, 2007, respectively.  HBLR shall terminate on December 31, 2032, unless substantially all of its assets are sold or the members elect to dissolve the entities prior to this date.  HBLR Op shall continue in perpetuity unless substantially all of its assets are sold or the member elects to dissolve HBLR Op.  As of December 31, 2011, HBLR was owned 80% by Heitman Value Partners SUN Investor II (“HVPII”) and 20% by SSLII and HBLR Op was owned 100% by HVPII.

MSH and HBLR own 100% of the interests in 16 limited liability companies, each of which owns, operates, leases, manages and will dispose of individual assisted living facilities (“Facilities”).  The Facilities are as follows:

Facility	Location	Date Opened

HBLR Highland Park MA Senior Living, LLC	Highland Park, MA	August 2005
HBLR Lynnfield MA Senior Living, LLC	Lynnfield, MA	November 2005
HBLR Randolph NJ Senior Living, LLC	Randolph, NJ	January 2006
HBLR Burlington MA Senior Living, LLC	Burlington, MA	October 2005
MSH Wayland MA Senior Living, LLC	Wayland, MA	October 1997
MSH West Essex NJ Senior Living, LLC	West Essex, NJ	October 1998
MSH Hunter Mill VA Senior Living, LLC	Hunter Mill, VA	February 1997
MSH Cohasset MA Senior Living, LLC	Cohasset, MA	April 1998
MSH Glen Cove NY Senior Living, LLC	Glen Cove, NY	March 1998
MSH Paramus NJ Senior Living, LLC	Paramus, NJ	September 1998
MSH Lafayette Hill PA Senior Living, LLC	Lafayette Hill, PA	August 1998
MSH Paoli PA Senior Living, LLC	Paoli, PA	October 1998
MSH Decatur GA Senior Living, LLC	Decatur, GA	February 1998
MSH Bellevue WA Senior Living, LLC	Bellevue, WA	September 1998
MSH Walnut Creek CA Senior Living, LLC	Walnut Creek, CA	March 1998
MSH Oakland Hills CA Senior Living, LLC	Oakland Hills, CA	November 1998

MSH and HBLR were organized to develop and own assisted living facilities that are leased to MSH Op and HBLR Op.  MSH Op and HBLR Op operate the assisted living facilities and provide senior living services to seniors.

On October 1, 2012 HVP and HVPII sold their interest in the MSH Companies and the HBLR Companies to SSLII (see Note 3).

Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

Presentation —Our accompanying unaudited combined financial statements include all normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the nine months ended September 30, 2012 and 2011. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted. These combined financial statements should be read together with our audited combined financial statements and the notes thereto for the year ended December 31, 2011 included in this Form 8-K/A. Operating results are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.  We have reclassified certain amounts to conform with the current period presentation.

2.                      NOTES PAYABLE

On March 22, 2007, the HBLR Companies entered into separate loan agreements for its four Facilities with Prudential Insurance Company of America (“Prudential”) for $78,000,000.  The loans bear interest at 5.89% and are secured by the HBLR Facilities. The loans are cross collateralized by the assets of the HBLR Companies and are cross-defaulted. The loans mature on April 15, 2014. Principal and interest payments are $477,806 and are payable monthly.

On December 12, 2006, the MSH Companies entered into separate loan agreements for its 12 Facilities with Berkadia Commercial Mortgage LLC (“Berkadia”) for $190,000,000. The loans bear interest at 6.00% and are secured by the MSH Facilities. The loans are cross collateralized by the assets of the MSH Companies and are cross-defaulted. The loans mature on January 1, 2014 and contain an automatic extension period of one year, unless the MSH Companies default on the loans.  Principal and interest payments are $1,139,147 and are payable monthly.

A summary of the loans’ terms and balances as of September 30, 2012 and December 31, 2011 are as follows:

Facilities	Lender	Interest Rate	Maturity Date	Loan Commitment	Loan Balance as of September 30, 2012	Loan Balance as of December 31, 2011

HBLR Highland Park MA	Prudential	5.89%	4/15/2014	$22,218,284	$21,377,523	$21,651,334
HBLR Lynnfield MA	Prudential	5.89%	4/15/2014	18,559,723	17,857,405	18,086,130
HBLR Randolph NJ	Prudential	5.89%	4/15/2014	18,320,453	17,627,189	17,852,965
HBLR Burlington MA	Prudential	5.89%	4/15/2014	18,901,540	18,186,287	18,419,225
MSH Wayland MA	Berkadia*	6.00%	1/1/2014	5,516,000	5,265,306	5,320,224
MSH West Essex NJ	Berkadia*	6.00%	1/1/2014	20,200,000	19,281,941	19,483,053
MSH Hunter Mill VA	Berkadia*	6.00%	1/1/2014	13,226,000	12,624,899	12,756,577
MSH Cohasset MA	Berkadia*	6.00%	1/1/2014	12,200,000	11,645,529	11,766,993
MSH Glen Cove NY	Berkadia*	6.00%	1/1/2014	25,750,000	24,579,702	24,836,070
MSH Paramus NJ	Berkadia*	6.00%	1/1/2014	15,510,000	14,805,094	14,959,512
MSH Lafayette Hill PA	Berkadia*	6.00%	1/1/2014	12,800,000	12,218,259	12,345,697
MSH Paoli PA	Berkadia*	6.00%	1/1/2014	12,888,000	12,302,260	12,430,574
MSH Decatur GA	Berkadia*	6.00%	1/1/2014	13,810,000	13,182,356	13,319,850
MSH Bellevue WA	Berkadia*	6.00%	1/1/2014	18,200,000	17,372,838	17,554,038
MSH Walnut Creek CA	Berkadia*	6.00%	1/1/2014	13,500,000	12,886,446	13,020,852
MSH Oakland Hills CA	Berkadia*	6.00%	1/1/2014	26,400,000	25,200,160	25,463,000
				$268,000,000	$256,413,194	$259,266,094

*As part of the October 1, 2012 transaction, the MSH Companies loans with Berkadia were paid off in the amount of $181,364,790 (see Note 3).

Principal maturities of the HBLR Companies notes payable as of September 30, 2012, are as follows:

Years Ending December 31
2012	1,291,195
2013	1,369,333
2014	72,387,876
Total	$75,048,404

At September 30, 2012 and December 31, 2011, the Companies were in compliance with the non-financial covenants under the loan agreements.

3.                      SUBSEQUENT EVENT

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement (“Merger Agreement”) for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction.  The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

The closing of the Merger (the “Closing”) is conditioned on (1) adoption of the Merger Agreement by holders of a majority of the outstanding shares of SSLI common stock; (2) expiration or termination of applicable waiting periods for the Merger under the Hart Scott Rodino Act; (3) completion of certain reorganization transactions in all material respects so that SSLI’s real estate assets and equity interests in subsidiaries and joint ventures that hold real estate (the “real estate business”) and SSLI’s subsidiaries that operate and manage senior living facilities (the “management business”) are held in separate SSLI subsidiaries (the “Reorganization”); (4) material compliance with covenants; (5) accuracy of each party’s representations, subject to materiality thresholds; and (6) absence of injunctions or orders that prohibit or restrain the consummation of the Mergers (together, the “Closing Conditions”). The reorganization transactions are being effected because, pursuant to the Merger Agreement, HCN may request Sunrise to sell its management business to a third party (the “Management Business Sale”) or spin-off its management business contemporaneously to the Closing. As part of the Reorganization, immediately following the Holding Company Merger and prior to the Merger, SSLI will be converted from a corporation into a Delaware limited liability company (the “Management Business LLC”) and its real estate business will be distributed to Holdco.

On September 13, 2012, in conjunction with the Merger Agreement above, Red Fox Management, LP (“Buyer”), a new entity formed by affiliates of Kohlberg Kravis Roberts & Co. L.P., Beecken Petty O’Keefe & Company and Coastwood Senior Housing Partners LLC, entered into a Membership Interest Purchase Agreement (the “Management Business Sale Agreement”) with SSLI and Holdco to acquire SSLI’s management business for approximately $130,000,000. HCN will also acquire a 20% interest in the Buyer.  Pursuant to the Management Business Sale Agreement, Holdco (which, immediately following the Holding Company Merger, will be the sole member of the Management Business LLC) will sell the Management Business LLC to the Buyer (or a wholly owned subsidiary of the Buyer) immediately following the completion of the Holding Company Merger and the Reorganization and immediately prior to the completion of the Merger.

The Management Business Sale Agreement provides that it will automatically terminate upon the termination of the Merger Agreement and provides for certain other termination rights for both SSLI and the Buyer.  The consummation of the Management Business Sale is conditioned on the satisfaction or waiver of customary closing conditions, including (1) expiration or termination of applicable waiting periods for the Management Business Sale under the Hart Scott Rodino Act; (2) receipt of certain state approvals; and (3) completion of the Reorganization by Sunrise in all material respects.

On October 1, 2012, SSLII purchased HVP’s interest in the MSH Companies and HVPII’s interest in the HBLR Companies. The purchase price for the acquisition was approximately $171,000,000. Following the closing of these purchases, SSLII owns 100% of the equity interests in the MSH Companies and the HBLR Companies. The acquisitions were made pursuant to Purchase and Sale Agreements, dated as of August 21, 2012, between SSLII, HVP and HVPII.

As part of the October 1, 2012 transactions, SSLII entered into a credit agreement with HCN in the amount of $365,000,000 with principal payments that bear interest at the average of the one-month London InterBank Offered Rate plus 5.0%.  The credit agreement matures on December 31, 2013. The credit agreement with HCN allowed for SSLII to purchase the HBLR Companies’ equity interests of approximately $53,000,000.  The remaining $312,000,000 was for SSLII to pay off the MSH Companies’ loan and purchase the MSH Companies’ equity interests.  Pursuant to the transaction, $194,752,664 was disbursed to pay off the MSH Companies’ loans with Berkadia which is inclusive of principals, interests, fees, and other expenses.

On October 1, 2012, in connection with the closing, HVP, HVPII and SSLII entered into mutual releases of all claims arising in connection with the ownership and operation of the MSH and HBLR Facilities and the MSH Companies and the HBLR Companies, subject to certain customary carve-outs.

The Companies reviewed subsequent events through December 6, 2012, the date the combined financial statements were issued.

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